Exhibit 10.23

                                 AMENDMENT NO. 1

                           APRIA HEALTHCARE GROUP INC.

                     1998 NONQUALIFIED STOCK INCENTIVE PLAN

     WHEREAS, Apria Healthcare Group Inc. (the "Company") maintains the Apria Healthcare Group Inc. 1998 Nonqualified Stock Incentive Plan (the "Plan"); and

     WHEREAS, the Company has the right to amend the Plan, and the Company desires to amend the Plan to reflect recent resolutions adopted by its Board of Directors;

     NOW, THEREFORE, the Plan is hereby amended, effective as of January 1, 2001, as follows:

1. The second sentence of Section 1.4 (b) of the Plan is amended to read as follows:

     "The maximum number of shares subject to Options and Stock Appreciation Rights that are granted during any calendar year to any individual shall be limited to 200,000 shares."

2. Except as amended above, all provisions of the Plan remain in full force and effect and, as amended, the Plan is hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Amendment to the Plan on this 31st day of January, 2001.

                           APRIA HEALTHCARE GROUP INC.

                           By:  ________________________________
                                Its:  Executive Vice President,
                                      Chief Financial Officer